                                                                       EXHIBIT 6


U.S. BANCORP PIPER JAFFRAY INC.
Financial Institutions Group



                                                            Minneapolis
                                                             Menlo Park
                                                                Seattle
                                                                Chicago
                                                            Los Angeles
                                                          San Francisco
                                                               New York
                                                                 Boston
Project Wheel II                                                 London
                                                                 Geneva
PRESENTATION TO THE SPECIAL TRANSACTION                        Tel Aviv
COMMITTEE OF THE BOARD OF DIRECTORS
December 5, 2001

                                                     Guides for the journey.(SM)
                                                                [USBANCORP LOGO]
                                                                Piper Jaffray(R)

TABLE OF CONTENTS


                                                                         Section
                                                                         -------
Executive Summary                                                           I
Overview of Due Diligence Procedures                                        II
Selected Market Information                                                 III
Summary of Analyses                                                         IV

                                                                        Appendix
                                                                        --------
Discounted Cash Flow Analysis - Detail                                      A
Comparable Transactions and Implied Premiums Paid Analysis - Detail         B
Comparable Public Company Analysis - Detail                                 C


Project Wheel II                                                [USBANCORP LOGO]
                                                                Piper Jaffray(R)

                               EXECUTIVE SUMMARY

Executive Summary
Company Overview


- Ugly Duckling Corporation ("Wheel" or the "Company") operates the largest chain of "buy here-pay here" used car dealerships in the United States and underwrites, finances, and services retail installment contracts generated from the sale of used cars by its 76 dealerships located in eleven metropolitan areas in eight states. The Company's primary line of business is to sell and finance quality used vehicles to customers within the sub-prime segment of the used-car market.


                                                                      AS OF OR FOR THE TWELVE             AS OF OR FOR THE NINE
                                                                     MONTHS ENDED DECEMBER 31,          MONTHS ENDED SEPTEMBER 30,
                                                                -----------------------------------     -------------------------
                                                                  1998          1999         2000           2000         2001
                                                                --------      --------     --------       --------     --------
SELECTED BALANCE SHEET DATA
  Finance Receivables, net                                      $126,168      $365,586     $500,469       $491,880     $501,048
  Inventory                                                     $ 44,145      $ 62,865     $ 63,742       $ 43,739     $ 47,414
  Property and Equipment, net                                   $ 28,631      $ 31,752     $ 38,679       $ 35,604     $ 39,487
  Total Assets                                                  $337,281      $536,711     $652,121       $618,483     $657,740
  Notes Payable - Portfolio                                     $101,732      $275,774     $406,551       $362,255     $386,572
  Other Notes Payable                                           $ 15,899      $ 36,556     $ 16,579       $ 17,930     $ 41,646
  Subordinated Notes Payable                                    $ 37,980      $ 28,611     $ 34,522       $ 36,148     $ 32,600
  Total Stockholders' Equity                                    $162,767      $165,680     $155,400       $158,522     $151,550
  Tangible Stockholders' Equity                                 $148,334      $151,062     $142,873       $145,755     $139,742

SELECTED STATEMENTS OF OPERATIONS DATA
  Sales of Used Cars                                            $287,618      $389,908     $483,282       $380,949     $346,342
  Number of Used Cars Sold                                        35,964        46,120       56,870         44,996       38,365
  Gross Margin                                                  $122,336      $170,871     $215,034       $168,830     $150,240
  Gross Margin after Provision for Credit Losses                $ 59,018      $ 67,916     $ 73,063       $ 65,953     $ 30,255
  Net Interest Income                                           $ 14,427      $ 53,977     $ 93,021       $ 68,494     $ 80,244
  Income before Operating Expenses                              $ 99,019      $129,365     $167,939       $134,447     $110,499
  Earnings (loss) before Income Taxes                           $  5,806      $ 14,687     $ 15,268       $ 19,485     $ (6,737)
  Earnings (loss) before Extraordinary Item                     $ (5,703)     $  9,260     $  9,063       $ 11,514     $ (3,975)
  Earnings (loss) per Common Share before Extraordinary Item:
    Basic                                                       $  (0.32)     $   0.61     $   0.67       $   0.83     $  (0.32)
    Diluted                                                     $  (0.31)     $   0.60     $   0.67       $   0.82     $  (0.32)


Project Wheel II                      1-1                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

Executive Summary
Recent Performance Issues


    CAPITAL MARKET ISSUES

            -   Volatile stock price performance
            -   Small market capitalization
            -   Limited trading volume and float
            -   Large insider holdings
            -   Limited institutional support
            -   Lack of research sponsorship

    BUSINESS PLATFORM ISSUES

            -   Managing credit quality of loan portfolio
            -   Decentralizing underwriting approval process
            -   Delegating collection efforts to dealerships
            - Accessing the capital markets as a financing source (i.e. securitizations)
            -   Little benefit from declining interest rate environment


Project Wheel II                      1-2                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

Executive Summary
Transaction Overview

- Pursuant to a previous engagement with the Special Transaction Committee of the Company's Board of Directors ("STC"), U.S. Bancorp Piper Jaffray approached other potential acquirors of the Company as highlighted below:

            -   60 potential acquirors approached;
            - 28 entities received an executive summary highlighting the Company;
            -   7 potential acquirors signed a confidentiality agreement; and
            - 0 indications of interest were received by U.S. Bancorp Piper Jaffray.

- Currently the STC is considering the tender offer by Ernest C. Garcia II ("Mr. Garcia"), Chairman and Chief Executive Officer, to acquire all of the outstanding common stock not owned by Mr. Garcia for $3.53 per share (the "Offer"). As of September 30, 2001, Mr. Garcia owned over 56% of Wheel's outstanding common stock.

-   Valuation Overview

        Shares Outstanding (000s)                      12,274
        CSE (000s)(1)                                       0
                                                    ---------
        Fully Diluted Shares Outstanding (000s)        12,274
                                                    =========
        Offer Price                                 $    3.53

        Equity Value (000s)                         $  43,327
        Plus: Debt (000s)(2)                        $  74,246
        Less: Cash and Cash Equivalents (000s)      $  (7,384)
                                                    ---------
        Company Value (000s)                        $ 110,189
                                                    =========

(1) Includes vested and unvested options outstanding. No option has an exercise price less than the Offer.
(2) Excludes Portfolio Notes Payable.


Project Wheel II                      1-3                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

                      OVERVIEW OF DUE DILIGENCE PROCEDURES

Due Diligence Procedures


During the course of due diligence, U.S. Bancorp Piper Jaffray has, among other things, undertaken the following:

    - Completed general business and financial due diligence with certain members of Wheel's senior management team. Topics discussed included, but were not limited to, the background and rationale for the transaction, the financial condition, operating performance, balance sheet characteristics and additional new business prospects of Wheel;

    - Reviewed the Tender Offer statement, dated November 26, 2001, with respect to the transaction;

    - Reviewed certain publicly available business and financial information relating to Wheel which we deemed to be relevant, including Reports on Form 10-K for the fiscal years ended December 31, 2000, 1999, 1998, and Reports on Form 10-Q for the quarters ended September 30, 2001, June 30, 2001, March 31, 2001, and September 30, 2000.;

    - Reviewed the most recent interim financial statements and other operating data since September 30, 2001 Form 10-Q;

    - Reviewed quarter ended September 30, 2001 Board of Directors packages and monthly Board of Directors packages since September 30, 2001;



Project Wheel II                      2-1                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

Due Diligence Procedures
Continued




    - Reviewed financial projection models prepared by Wheel, including effects of recent increases in the provision for loan losses;

    - Reviewed the financial terms, to the extent publicly available, of certain merger and acquisition transactions deemed relevant;

    - Reviewed certain financial and market performance data of Wheel with comparable financial and other data of publicly traded entities deemed similar to Wheel; and

    - Reviewed such other information and performed such other analyses as we deemed necessary, including our assessment of general economic, industry and financial market conditions.




Project Wheel II                      2-2                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

                          SELECTED MARKET INFORMATION

Selected Market Information
Stock Trading Summary


                                                                      WHEEL

Stock Market                                                          NASDAQ

Stock Price (as of 12/3/01):
    -- Close                                                       $       2.57
    -- High                                                        $       2.65
    -- Low                                                         $       2.55
    -- 30 Trading Day Average                                      $       2.42
    -- 60 Trading Day Average                                      $       2.73
    -- Average Since Previous Offer Withdrawal                     $       2.50

In the 52 week period ending 12/3/01:
    -- Low                                                         $       2.00
    -- High                                                        $       4.90
    -- Average Daily Volume                                              27,874

Summary Capitalization:
  Common Stock Outstanding                                           12,274,000
  Last Close                                                       $       2.57
                                                                   ------------
  Market Capitalization                                            $ 31,544,180
                                                                   ============

Dividend per Share - Annual                                               $0.00
Dividend Yield                                                             0.00%
Dividend Payout Ratio                                                      0.00%

Analyst Coverage
    -- Total Number                                                           0


                                                                      WHEEL

Stock Market                                                          NASDAQ

Stock Price (as of 11/15/01(1)):
    -- Close                                                       $       2.49
    -- High                                                        $       2.60
    -- Low                                                         $       2.33
    -- 30 Trading Day Average                                      $       2.44
    -- 60 Trading Day Average                                      $       3.04
    -- Average Since Previous Offer Withdrawal                     $       2.49

In the 52 week period ending 11/15/01:
    -- Low                                                         $       2.00
    -- High                                                        $       5.50
    -- Average Daily Volume                                               27,883

Summary Capitalization:
  Common Stock Outstanding                                           12,274,000
  Last Close                                                       $       2.49
                                                                   ------------
  Market Capitalization                                            $ 30,562,260
                                                                   ============

Dividend per Share - Annual                                               $0.00
Dividend Yield                                                             0.00%
Dividend Payout Ratio                                                      0.00%

Analyst Coverage
    -- Total Number                                                           0

(1) One day prior to announcement of Offer.



Project Wheel II                      3-1                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

Selected Market Information
Price/Volume Performance: 11/24/00 - 12/3/01

Mr. Garcia submits proposal to acquire remaining outstanding shares of Wheel (4/16/01)

Mr. Garcia withdraws proposal to acquire remaining outstanding shares of Wheel (9/24/01)

Mr. Garcia submits tender offer to acquire remaining outstanding shares of Wheel (11/16/01)


[BAR CHART]




Project Wheel II                      3-2                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

Selected Market Information
Trading Volume at Various Prices: 11/29/00 - 11/29/01



[BAR GRAPH OMITTED]



* The Weighted Average Stock Price is $3.63




Project Wheel II                      3-3                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

Selected Market Information
Trading Volume at Various Prices: 9/25/01 - 12/3/01


[BAR CHART OMITTED]


* The Weighted Average Stock Price is $2.49





Project Wheel II                      3-4                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

Selected Market Information
Relative Price Performance: 12/3/00 - 12/3/01


[LINE GRAPH OMITTED]


(1) Includes: CACC, ONYX, UACA and WFSI.
(2) Includes: CNGR, KMX and SCHA.




Project Wheel II                      3-5                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

                              SUMMARY OF ANALYSES

DISCOUNTED CASH FLOW ANALYSIS


Overview

- The discounted cash flow analysis is used to calculate a range of theoretical values for Wheel based upon the following: (i) the net present value of future projected cash flows through year 2005 and (ii) the net present value of a terminal value in 2005, which is an estimate of the future value of the Company and calculated as a multiple of estimated after-tax operating income.

      Key Assumptions

            - Projected net income derived from Wheel's projection model, which assumes a 32.7% loss provision.

            - After-tax operating income multiples ranged from 6.0x to 12.0x Wheel's fiscal 2005 after-tax operating income.

            -     Discount rates ranged from 14.0% to 20.0%.



Project Wheel II                      4-1                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

DISCOUNTED CASH FLOW ANALYSIS
(in thousands, except per share data)


NET PRESENT VALUE CALCULATION            9/30/01
NPV of Free Cash Flow                  $ 51,775.6
NPV of Terminal Value                  $ 54,453.1
                                       ----------
COMPANY VALUE                          $106,228.8

Plus: Cash and Cash Equivalents        $  7,384.0
Less: Debt Excluding Portfolio
        Borrowings                     $(74,246.0)
                                       -----------
EQUITY VALUE                           $ 39,366.8

Fully Diluted Share Outstanding (000s)     12,274
EQUITY VALUE PER SHARE                      $3.21

ASSUMPTIONS
  After-tax Operating Income Multiple:        8.0x
  Discount Rate:                             18.0%

SENSITIVITY ANALYSIS -- EQUITY VALUE
                                                     DISCOUNT RATE
AFTER TAX                                         16.0%        18.0%       20.0%
OPERATING                                6.0x     $31,218.3    $25,753.5   $20,709.2
INCOME                                   8.0x     $45,857.4    $39,366.8   $33,384.0
MULTIPLE                                10.0x     $60,496.5    $52,980.0   $46,058.8

SENSITIVITY ANALYSIS -- EQUITY VALUE PER SHARE
(FULLY-DILUTED)

                                                     DISCOUNT RATE
AFTER TAX                                         16.0%        18.0%       20.0%
OPERATING                                6.0x     $2.54        $2.10       $1.69
INCOME                                   8.0x     $3.74        $3.21       $2.27
MULTIPLE                                10.0x     $4.93        $4.32       $3.75



Project Wheel II                      4-2                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

COMPARABLE TRANSACTIONS ANALYSIS


OVERVIEW


- The comparable transactions analysis completed by US Bancorp Piper Jaffray included a review of transactions involving companies deemed similar to Wheel. The transactions analyzed included companies in the following categories:

            -     Auto Dealers & Distributors
            -     Auto Finance, Including Sub-Prime
            -     Consumer Finance, Sub-Prime

- The group of transactions analyzed had announcement dates ranging from January 1, 1997 to present and deal values not exceeding $250 million for the Consumer Finance, Sub-Prime transactions.

- Disclosed information regarding such transactions is often incomplete, however, especially for transactions involving acquisitions of or by privately held companies. US Bancorp Piper Jaffray's analysis is based upon information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, certain databases and other sources believed to be reliable.


Project Wheel II                      4-3                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

COMPARABLE TRANSACTIONS ANALYSIS


AUTO DEALERS & DISTRIBUTORS                   OFFER          COMPARABLE TRANSACTION MULTIPLES
---------------------------                   -----      -----------------------------------------
                                              $3.53      MEDIAN     MEAN      MINIMUM     MAXIMUM
                                              -----      ------     ----      -------     -------
MULTIPLE ANALYSIS
    DEAL VALUE / LTM REVENUE                  0.28x      0.22x      0.32x       0.02x        1.37x
    DEAL VALUE / LTM EBITDA                   7.68x      8.22x      9.02x       3.22x       21.77x
    DEAL VALUE / LTM EBIT                      NM        8.84x     10.45x       3.65x       26.78x
    DEAL VALUE / LTM NET INCOME                NM       17.69x     21.33x       5.13x       44.07x


AUTO FINANCE, INCLUDING SUB-PRIME             OFFER          COMPARABLE TRANSACTION MULTIPLES
---------------------------------             -----      -----------------------------------------
                                              $3.53      MEDIAN     MEAN      MINIMUM     MAXIMUM
                                              -----      ------     ----      -------     -------
MULTIPLE ANALYSIS
    DEAL VALUE / LTM NET INCOME                NM        6.13x      6.13x       6.04x        6.23x
    DEAL VALUE / BOOK VALUE                   0.29x      0.87x      1.20x       0.74x        2.00x


CONSUMER FINANCE, SUB-PRIME                   OFFER          COMPARABLE TRANSACTION MULTIPLES
---------------------------                   -----      -----------------------------------------
                                              $3.53      MEDIAN     MEAN      MINIMUM     MAXIMUM
                                              -----      ------     ----      -------     -------
MULTIPLE ANALYSIS
    DEAL VALUE / LTM NET INCOME                NM        6.04x      5.92x       2.84x        9.33x
    DEAL VALUE / BOOK VALUE                   0.29x      1.36x      1.47x       0.46x        3.44x


Project Wheel II                      4-4                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

IMPLIED PREMIUMS PAID ANALYSIS



OVERVIEW

- US Bancorp Piper Jaffray reviewed premiums paid relative to pre-announcement trading prices for a group of merger and acquisition transactions involving companies deemed similar to Wheel and certain other Going Private transactions. The transactions analyzed included companies in the following categories:

            -     Auto Dealers & Distributors
            -     Auto Finance, Including Sub-Prime
            -     Consumer Finance, Sub-Prime
            -     Going Private Transactions

- Transactions analyzed had announcement dates ranging from January 1, 1997 to present for Auto Dealers & Distributors and January 1, 1998 to present for all other categories.

- No relevant data was available for the Auto Dealers & Distributors category.

- This analysis examines the difference between the transaction value and the target's market capitalization at distinct points in time prior to the announcement of the transaction. US Bancorp Piper Jaffray's analysis is based upon information obtained from SEC filings, public company disclosures, press releases, industry and popular press reports, certain databases and other sources believed to be reliable.


Project Wheel II                      4-5                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

IMPLIED PREMIUMS PAID ANALYSIS


AUTO FINANCE, INCLUDING SUB-PRIME               OFFER          COMPARABLE PREMIUMS
---------------------------------               -----          -------------------
                                                $3.53     MEDIAN   MEAN   MINIMUM  MAxIMUM
                                                -----     ------   ----   -------  -------
PREMIUM ANALYSIS (%)
    1 DAY PREMIUM                               41.77     44.45    54.60   30.67     88.67
    1 WEEK PREMIUM                              42.91     50.36    45.88   20.62     66.66
    1 MONTH PREMIUM                             45.87     37.35    51.42   26.45     90.47


CONSUMER FINANCE, SUB-PRIME                     OFFER           COMPARABLE PREMIUMS
---------------------------                     -----           -------------------
                                                $3.53     MEDIAN   MEAN   MINIMUM  MAXIMUM
                                                -----     ------   ----   -------  -------
PREMIUM ANALYSIS (%)
    1 DAY PREMIUM                               41.77     35.59    51.64   30.67     88.67
    1 WEEK PREMIUM                              42.91     45.45    44.24   20.62     66.66
    1 MONTH PREMIUM                             45.87     60.00    58.97   26.45     90.47


GOING PRIVATE TRANSACTIONS                      OFFER           COMPARABLE PREMIUMS
--------------------------                      -----           -------------------
                                                $3.53     MEDIAN   MEAN   MINIMUM  MAXIMUM
                                                -----     ------   ----   -------  -------
PREMIUM ANALYSIS (%)
    1 DAY PREMIUM                               41.77     32.08    39.83  (11.11)   220.00
    1 WEEK PREMIUM                              42.91     38.89    43.17   (5.14)   113.33
    1 MONTH PREMIUM                             45.87     41.18    48.32    2.94    166.67


Project Wheel II                      4-6                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

COMPARABLE PUBLIC COMPANY ANALYSIS


OVERVIEW

- The objective of the comparable public company analysis is to compare Wheel to a group of publicly traded companies deemed similar to Wheel. US Bancorp Piper Jaffray reviewed and compared certain publicly available financial, operating and market performance data for Wheel's comparable public company group.

- The comparable public company group was selected based upon, in part, U.S. Bancorp Piper Jaffray's review of companies in the auto finance and auto dealership industry. In particular, U.S. Bancorp Piper Jaffray focused on the small-capitalization auto finance companies, new and used car dealerships and used car dealerships.

- Our analysis includes a comparison of Wheel's financial data with the comparable public company group, including, among others, total revenues, net income, book value and projected earnings per share. Selected financial and market performance data for the comparable public company group and Wheel is summarized on the following page.

- The comparable public company group was analyzed with respect to Wheel's price/LTM earnings, price/2001 calendar year earnings, price/2002 calendar year earnings, company value/LTM revenue, company value/LTM EBITDA, company value/LTM EBIT, equity value/book value, and equity value/tangible book value.


Project Wheel II                      4-7                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

COMPARABLE PUBLIC COMPANY ANALYSIS


SMALL-CAP AUTO FINANCE                  OFFER       COMPARABLE COMPANY MULTIPLES
----------------------                  -----       ----------------------------
                                        $3.53    MEDIAN     MEAN     MINIMUM   MAXIMUM
                                        -----    ------     ----     -------   -------
  PRICE / LTM EARNINGS                   NM       7.67x     8.22x     3.95x     13.59x
  PRICE / 2001 EARNINGS                  NM      12.32x    12.32x    11.85x     12.79x
  PRICE / 2002 EARNINGS                 5.68x    10.04x    10.04x     8.63x     11.45x
  EQUITY VALUE / BOOK VALUE             0.29x     1.10x     1.09x     0.38x      1.77x
  EQUITY VALUE / TANGIBLE BOOK VALUE    0.31x     1.10x     1.09x     0.38x      1.77x



CAR DEALERS, NEW AND USED               OFFER       COMPARABLE COMPANY MULTIPLES
-------------------------               -----       ----------------------------
                                        $3.53    MEDIAN     MEAN     MINIMUM   MAXIMUM
                                        -----    ------     ----     -------   -------
  PRICE / LTM EARNINGS                   NM      12.61x    12.74x    11.44x     14.16x
  PRICE / 2001 EARNINGS                  NM      13.18x    12.73x    10.75x     13.39x
  PRICE / 2002 EARNINGS                 5.68x    10.94x    10.75x     8.68x     12.14x
  COMPANY VALUE / LTM REVENUE           0.28x     0.27x     0.25x     0.16x      0.31x
  COMPANY VALUE / LTM EBITDA            7.68x     7.64x     7.29x     4.97x      8.24x
  COMPANY VALUE / LTM EBIT               NM       8.65x     8.47x     6.00x      9.93x


USED CAR DEALERS                        OFFER       COMPARABLE COMPANY MULTIPLES
----------------                        -----       ----------------------------
                                        $3.53    MEDIAN     MEAN     MINIMUM   MAXIMUM
                                        -----    ------     ----     -------   -------
  PRICE / LTM EARNINGS                   NM      19.86x    19.86x     8.47x     31.25x
  PRICE / 2001 EARNINGS                  NM      27.78x    27.78x    27.78x     27.78x
  PRICE / 2002 EARNINGS                 5.68x    22.99x    22.99x    22.99x     22.99x
  COMPANY VALUE / LTM REVENUE           0.28x     0.72x     0.57x     0.25x      0.74x
  COMPANY VALUE / LTM EBITDA            7.68x     6.59x     7.81x     5.01x     11.82x
  COMPANY VALUE / LTM EBIT               NM       7.30x     8.90x     5.76x     13.65x


Project Wheel II                      4-8                       [USBANCORP LOGO]
                                                                Piper Jaffray(R)

                     DISCOUNTED CASH FLOW ANALYSIS - DETAIL

PROJECT WHEEL II
--------------------------------------------------------------------------------
Discounted Cash Flow Analysis - Detail
Year Ended December 31
$ in 000s except per share data


                                                          ---------------------------------------------------------
                                                                                 PROJECTIONS
                                                          ---------------------------------------------------------
                                                            2001         2002        2003        2004        2005
                                                          ---------------------------------------------------------
OPERATING INCOME                                          $ (7,339)    $ 22,814    $ 20,038    $ 20,541    $ 23,312

Income Taxes (41%)                                          (3,009)       9,354       8,216       8,422       9,558
                                                          ---------------------------------------------------------

After Tax Operating Income                                  (4,330)      13,460      11,822      12,119      13,754

Depreciation and Amortization                                2,400        8,000       8,000       8,004       8,004

(Increase) Decrease in Working Capital                        --           --          --          --          --

Capital Expenditures                                          --           --          --          --          --

                                                          ---------------------------------------------------------
FREE CASH FLOW                                              (1,930)      21,460      19,822      20,123      21,758

Plus: Terminal Value @ 8.0x After-tax Operating Income                                                      110,033

                                                          ---------------------------------------------------------
TOTAL CASH FLOW                                           $ (1,930)    $ 21,460    $ 19,822    $ 20,123    $131,791



NET PRESENT VALUE CALCULATION                     9/30/01
-----------------------------------------------------------

NPV of Free Cash Flow                           $  51,775.6


NPV of Terminal Value                           $  54,453.1
                                                ---------
COMPANY VALUE                                   $ 106,228.8

Plus: Cash and Cash Equivalents                 $   7,384.0
Less: Debt Excluding Portfolio Borrowings       $ (74,246.0)
                                                ---------
EQUITY VALUE                                    $  39,366.8

Fully Diluted Share Outstanding (000s)               12,274
EQUITY VALUE PER SHARE                          $      3.21



ASSUMPTIONS
                                                ---------

   After-tax Operating Income Multiple:                8.0x
   Discount Rate:                                     18.0%


SENSITIVITY ANALYSIS - EQUITY VALUE
-------------------------------------------------------------------

                                        DISCOUNT RATE

 AFTER-TAX                    16.0%         18.0%         20.0%
                            ---------------------------------------
 OPERATING           6.0x     $31,218.3     $25,753.5     $20,709.2

   INCOME            8.0x     $45,857.4     $39,366.8     $33,384.0

  MULTIPLE          10.0x     $60,496.5     $52,980.0     $46,058.8


SENSITIVITY ANALYSIS - EQUITY VALUE PER SHARE
-------------------------------------------------------------------
(FULLY DILUTED)
                                        DISCOUNT RATE

 AFTER-TAX                    16.0%         18.0%         20.0%
                            ---------------------------------------
 OPERATING           6.0x     $2.54         $2.10         $1.69

   INCOME            8.0x     $3.74         $3.21         $2.72

  MULTIPLE          10.0x     $4.93         $4.32         $3.75

                           COMPARABLE TRANSACTIONS AND
                    IMPLIED PREMIUMS PAID ANALYSIS - DETAIL

PROJECT WHEEL II
--------------------------------------------------------------------------------
COMPARABLE TRANSACTION AND IMPLIED PREMIUMS PAID ANALYSIS -
DETAIL: AUTO DEALERS & DISTRIBUTORS
ANNOUNCEMENT: 1/1/1997 - PRESENT

                                                                                                    MULTIPLE ANALYSIS
                                                                                              --------------------------------
                                                                                                DEAL     DEAL    DEAL    DEAL
                                                                                               VALUE/   VALUE/  VALUE/  VALUE/
                                                                                      DEAL    LTM NET    LTM     LTM     LTM
                                                                                      VALUE    INCOME  REVENUE   EBIT   EBITDA
ANNOUNCE DATE             BUYER NAME                          TARGET NAME             ($M)      (x)      (x)     (x)     (x)
------------------------------------------------------------------------------------------------------------------------------
04/18/2001     Pendragon PLC                         Hornburg                           12.9    NA       0.14    6.12     NA
09/06/2000     Pinnacle Business Management          All Pro Group of Cos               19.5    NA       1.30     NA      NA
07/26/2000     Carbiz.com Inc                        Financial Business Systems Inc      1.2    NA       1.37     NA      NA
07/11/2000     Holiday RV Superstores                Hall Enterprises Inc                2.0    NA       0.15     NA      NA
10/18/1999     Lithia Motors Inc                     Tri-Cities Dodge                    3.9    NA       0.12     NA      NA
08/25/1999     Sonic Automotive Inc                  FirstAmerica Automotive Inc       229.2   44.07     0.24   10.92    9.57
09/03/1998     Republic Industries Inc               Cross-Continent Auto Retailers    147.9   23.10     0.26    8.06    7.57
08/27/1998     Lithia Motors Inc                     Camp Automotive Inc                11.0    5.24     0.13    5.08    3.22
06/19/1998     FirstAmerica Automotive Inc           Burgess Honda                       5.6   14.00     0.23   12.56   11.45
02/09/1998     Republic Industries Inc               Webb Automotive Group             112.0    NA       0.27     NA      NA
12/18/1997     Group 1 Automotive Inc                Carroll Automotive Group           38.5   38.52     0.16    7.77    6.72
11/03/1997     Republic Industries Inc               Emich Automotive Group             54.0    NA       0.18     NA      NA
09/26/1997     United Auto Group Inc                 Young Automotive Group             85.6    NA       0.19     NA      NA
08/29/1997     Smart Choice Automotive Group         First Choice Stuart 1               0.5    NM       0.02     NA      NA
07/17/1997     Lithia Motors Inc                     Dick Donnelly Automotive           12.8   42.67     0.16   26.78   21.77
03/19/1997     Republic Industries Inc               Bledsoe Dodge Inc                  40.6    NA       0.27     NA      NA
03/05/1997     Ugly Duckling Corp                    E-Z Plan Inc                       26.3    NM       0.62    9.62    8.88
03/03/1997     Cross-Continent Auto Retailers        Sahara Nissan Inc                  12.5    5.21     0.19    3.65    3.49
02/28/1997     Lithia Motors Inc                     Magnussen-Barbee Ford Lincoln       6.9    NA       0.29     NA      NA
02/24/1997     Republic Industries Inc               Kendall Toyota                     44.2    NA        NA      NA      NA
02/12/1997     United Auto Group Inc                 Gary Hanna Nissan Inc              13.7    NA       0.20     NA      NA
02/06/1997     Saratoga Brands Inc                   Global Auto Group Inc               9.8    NA       0.39     NA      NA
02/03/1997     Republic Industries Inc               Wallace Automotive Group           70.3   20.68     0.25   16.02     NA
01/24/1997     Cross-Continent Auto Retailers        Toyota West Sales & Svc,1 Oth      40.0    5.13     0.20    4.50    4.31
01/14/1997     Republic Industries Inc               Maroone Automotive Group          219.0   14.70     0.31   14.33   13.26

                                                                                     -----------------------------------------
                                                                                     MAXIMUM   44.07     1.37   26.78   21.77
                                                                                     MEAN      21.33     0.32   10.45    9.02
                                                                                     MEDIAN    17.69     0.22    8.84    8.22
                                                                                     MINIMUM    5.13     0.02    3.65    3.22
                                                                                     -----------------------------------------

                                                                                                   PREMIUM ANALYSIS
                                                                                              -------------------------
                                                                                      DEAL     1 DAY   1 WEEK   1 MONTH
                                                                                      VALUE   PREMIUM  PREMIUM  PREMIUM
ANNOUNCE DATE             BUYER NAME                          TARGET NAME             ($M)      (%)      (%)      (%)
-----------------------------------------------------------------------------------------------------------------------
04/18/2001     Pendragon PLC                         Hornburg                           12.9    NA       NA       NA
09/06/2000     Pinnacle Business Management          All Pro Group of Cos               19.5    NA       NA       NA
07/26/2000     Carbiz.com Inc                        Financial Business Systems Inc      1.2    NA       NA       NA
07/11/2000     Holiday RV Superstores                Hall Enterprises Inc                2.0    NA       NA       NA
10/18/1999     Lithia Motors Inc                     Tri-Cities Dodge                    3.9    NA       NA       NA
08/25/1999     Sonic Automotive Inc                  FirstAmerica Automotive Inc       229.2    NA       NA       NA
09/03/1998     Republic Industries Inc               Cross-Continent Auto Retailers    147.9    NA       NA       NA
08/27/1998     Lithia Motors Inc                     Camp Automotive Inc                11.0    NA       NA       NA
06/19/1998     FirstAmerica Automotive Inc           Burgess Honda                       5.6    NA       NA       NA
02/09/1998     Republic Industries Inc               Webb Automotive Goup              112.0    NA       NA       NA
12/18/1997     Group 1 Automotive Inc                Carroll Automotive Group           38.5    NA       NA       NA
11/03/1997     Republic Industries Inc               Emich Automotive Group             54.0    NA       NA       NA
09/26/1997     United Auto Group Inc                 Young Automotive Group             85.6    NA       NA       NA
08/29/1997     Smart Choice Automotive Group         First Choice Stuart 1               0.5    NA       NA       NA
07/17/1997     Lithia Motors Inc                     Dick Donnelly Automotive           12.8    NA       NA       NA
03/19/1997     Republic Industries Inc               Bledsoe Dodge Inc                  40.6    NA       NA       NA
03/05/1997     Ugly Duckling Corp                    E-Z Plan Inc                       26.3    NA       NA       NA
03/03/1997     Cross-Continent Auto Retailers        Sahara Nissan Inc                  12.5    NA       NA       NA
02/28/1997     Lithia Motors Inc                     Magnussen-Barbee Ford Lincoln       6.9    NA       NA       NA
02/24/1997     Republic Industries Inc               Kendall Toyota                     44.2    NA       NA       NA
02/12/1997     United Auto Group Inc                 Gary Hanna Nissan Inc              13.7    NA       NA       NA
02/06/1997     Saratoga Brands Inc                   Global Auto Group Inc               9.8    NA       NA       NA
02/03/1997     Republic Industries Inc               Wallace Automotive Group           70.3    NA       NA       NA
01/24/1997     Cross-Continent Auto Retailers        Toyota West Sales & Svc,1 Oth      40.0    NA       NA       NA
01/14/1997     Republic Industries Inc               Maroone Automotive Group          219.0    NA       NA       NA

                                                                                     ----------------------------------
                                                                                     MAXIMUM    NA       NA       NA
                                                                                     MEAN       NA       NA       NA
                                                                                     MEDIAN     NA       NA       NA
                                                                                     MINIMUM    NA       NA       NA
                                                                                     ----------------------------------

PROJECT WHEEL II
--------------------------------------------------------------------------------
COMPARABLE TRANSACTION AND IMPLIED PREMIUMS PAID ANALYSIS -
DETAIL: AUTO FINANCE, INCLUDING SUB-PRIME
ANNOUNCEMENT: 1/1/1998 - PRESENT

                                                                                              MULTIPLE ANALYSIS
                                                                                              -----------------
                                                                                               DEAL      DEAL
                                                                                              VALUE /   VALUE /
                                                                                      DEAL    LTM NET    BOOK
                                                                                      VALUE    INCOME    VALUE
ANNOUNCE DATE               BUYER NAME                         TARGET NAME            ($M)      (X)       (X)
---------------------------------------------------------------------------------------------------------------
11/18/2001     Consumer Portfolio Services Inc.      MFN Financial Corp.              103.1     6.23      0.74
09/21/2001     Capital One Financial Corporation     PeopleFirst.com                  149.4      NA        NA
11/18/1999     Susquehanna Bancshares, Inc.          Boston Svc. Co. t/a Hann Finl.    41.9      NA        NA
                                                     Corp.
11/12/1999     Associates First Capital Corporation  Arcadia Financial Ltd.           217.5     6.04      0.87
08/23/1999     E-LOAN, Inc.                          CarFinance.com                    64.1      NA        NA
01/28/1999     Bank of America Corporation           Fleetwood Credit Corp.           227.0      NA        NA
09/09/1998     First Investors Financial Services    Auto Lenders Acceptance Corp.     74.8      NA       2.00
               Group, Inc.
07/16/1998     Capital One Financial Corporation     Summit Acceptance Corp.           55.0      NA        NA

                                                                                     --------------------------
                                                                                     MAXIMUM    6.23      2.00
                                                                                     MEAN       6.13      1.20
                                                                                     MEDIAN     6.13      0.87
                                                                                     MINIMUM    6.04      0.74
                                                                                     --------------------------



                                                                                                   PREMIUM ANALYSIS
                                                                                              -------------------------
                                                                                      DEAL     1 DAY    1 WEEK  1 MONTH
                                                                                      VALUE   PREMIUM  PREMIUM  PREMIUM
ANNOUNCE DATE               BUYER NAME                         TARGET NAME            ($M)      (%)      (%)      (%)
-----------------------------------------------------------------------------------------------------------------------
11/18/2001     Consumer Portfolio Services Inc.      MFN Financial Corp.              103.1    88.67    66.66    90.47
09/21/2001     Capital One Financial Corporation     PeopleFirst.com                  149.4       NA       NA       NA
11/18/1999     Susquehanna Bancshares, Inc.          Boston Svc. Co. t/a Hann Finl.    41.9       NA       NA       NA
                                                     Corp.
11/12/1999     Associates First Capital Corporation  Arcadia Financial Ltd.           217.5    30.67    20.62    26.45
08/23/1999     E-LOAN, Inc.                          CarFinance.com                    64.1    44.45    50.36    37.35
01/28/1999     Bank of America Corporation           Fleetwood Credit Corp.           227.0       NA       NA       NA
09/09/1998     First Investors Financial Services    Auto Lenders Acceptance Corp.     74.8       NA       NA       NA
               Group, Inc.
07/16/1998     Capital One Financial Corporation     Summit Acceptance Corp.           55.0       NA       NA       NA

                                                                                     ----------------------------------
                                                                                     MAXIMUM   88.67    66.66    90.47
                                                                                     MEAN      54.60    45.88    51.42
                                                                                     MEDIAN    44.45    50.36    37.35
                                                                                     MINIMUM   30.67    20.62    26.45
                                                                                     ----------------------------------

PROJECT WHEEL II
--------------------------------------------------------------------------------
COMPARABLE TRANSACTION AND IMPLIED PREMIUMS PAID ANALYSIS -
DETAIL: CONSUMER FINANCE, SUB-PRIME
ANNOUNCEMENT: 1/1/1998 - PRESENT
DEAL VALUE < $250 million

                                                                                                     Multiple Analysis
                                                                                                     -----------------
                                                                                                      Deal      Deal
                                                                                                     Value /   Value /
                                                                                              Deal   LTM Net    Book
                                                                                             Value   Income     Value
Announce Date               Buyer Name                           Target Name                 ($M)      (x)       (x)
----------------------------------------------------------------------------------------------------------------------
11/18/2001     Consumer Portfolio Services Inc.        MFN Financial Corp.                    103.1    6.23      0.74
08/07/2000     Undisclosed Buyer                       United CreditServ card business        134.0     NM        NA
03/24/2000     Centura Banks, Inc.                     NCS Mortgage Services LLC orig. ops      1.7     NA        NA
03/20/2000     New Century Financial Corporation       Worth Funding Inc.                       0.2     NA       1.36
02/29/2000     HomeGold Financial, Inc.                HomeSense Financial Corp.               18.4     NA        NA
02/04/2000     Investor Group                          BNC Mortgage Inc.                       46.7    9.33      1.38
11/12/1999     Associates First Capital Corporation    Arcadia Financial Ltd.                 217.5    6.04      0.87
09/14/1999     National Penn Bancshares, Inc.          RBO Funding Inc.                         1.3     NA        NA
08/03/1999     Doral Financial Corporation             Sana Mortgage Bankers Inc.               6.0    5.00       NA
07/23/1999     Household International, Inc.           Decision One Mortgage Co.               62.2     NA        NA
07/08/1999     Altiva Financial Corporation            Money Centre Inc.                       19.6    2.84      3.44
07/02/1999     First Alliance Corporation              Coast Security Mortgage Corp.            4.1     NA        NA
05/05/1999     Goldman Sachs Group, Inc.               Southern Pacific Funding Corp.          38.8     NA       0.46
02/09/1999     First Chesapeake Financial Corporation  Mortgage Concepts Inc.                   4.1    5.48       NA
01/21/1999     Wells Fargo & Company                   Mid-Penn Consumer Discount Co.           7.5     NA        NA
12/31/1998     First Tennessee National Corporation    McGuire Mortgage Co.                    13.1     NA        NA
10/14/1998     Westmark Group Holdings, Inc.           wholesale subprime origination ops       0.2     NA        NA
09/09/1998     First Investors Financial Services      Auto Lenders Acceptance Corp.           74.8     NA       2.00
               Group, Inc.
07/16/1998     Capital One Financial Corporation       Summit Acceptance Corp.                 55.0     NA        NA
01/28/1998     AMRESCO, Inc.                           City Federal Funding and Mortgage       17.4     NA        NA
01/10/1998     FiNet.com, Inc.                         Coastal Federal Mortgage Co.             5.2    6.50       NA

                                                                                            --------------------------
                                                                                            MAXIMUM    9.33      3.44
                                                                                            MEAN       5.92      1.47
                                                                                            MEDIAN     6.04      1.36
                                                                                            MINIMUM    2.84      0.46
                                                                                            --------------------------



                                                                                                          Premium Analysis
                                                                                                     -------------------------
                                                                                                      1 Day    1 Week  1 Month
                                                                                                     Premium  Premium  Premium
Announce Date               Buyer Name                           Target Name                           (%)      (%)      (%)
--------------------------------------------------------------------------------------------        --------------------------
11/18/2001     Consumer Portfolio Services Inc.        MFN Financial Corp.                            88.67    66.66   90.47
08/07/2000     Undisclosed Buyer                       United CreditServ card business                   NA       NA      NA
03/24/2000     Centura Banks, Inc.                     NCS Mortgage Services LLC orig. ops               NA       NA      NA
03/20/2000     New Century Financial Corporation       Worth Funding Inc.                                NA       NA      NA
02/29/2000     HomeGold Financial, Inc.                HomeSense Financial Corp.                         NA       NA      NA
02/04/2000     Investor Group                          BNC Mortgage Inc.                              35.59    45.45   60.00
11/12/1999     Associates First Capital Corporation    Arcadia Financial Ltd.                         30.67    20.62   26.45
09/14/1999     National Penn Bancshares, Inc.          RBO Funding Inc.                                  NA       NA      NA
08/03/1999     Doral Financial Corporation             Sana Mortgage Bankers Inc.                        NA       NA      NA
07/23/1999     Household International, Inc.           Decision One Mortgage Co.                         NA       NA      NA
07/08/1999     Altiva Financial Corporation            Money Centre Inc.                                 NA       NA      NA
07/02/1999     First Alliance Corporation              Coast Security Mortgage Corp.                     NA       NA      NA
05/05/1999     Goldman Sachs Group, Inc.               Southern Pacific Funding Corp.                    NA       NA      NA
02/09/1999     First Chesapeake Financial Corporation  Mortgage Concepts Inc.                            NA       NA      NA
01/21/1999     Wells Fargo & Company                   Mid-Penn Consumer Discount Co.                    NA       NA      NA
12/31/1998     First Tennessee National Corporation    McGuire Mortgage Co.                              NA       NA      NA
10/14/1998     Westmark Group Holdings, Inc.           wholesale subprime origination ops                NA       NA      NA
09/09/1998     First Investors Financial Services      Auto Lenders Acceptance Corp.                     NA       NA      NA
               Group, Inc.
07/16/1998     Capital One Financial Corporation       Summit Acceptance Corp.                           NA       NA      NA
01/28/1998     AMRESCO, Inc.                           City Federal Funding and Mortgage                 NA       NA      NA
01/10/1998     FiNet.com, Inc.                         Coastal Federal Mortgage Co.                      NA       NA      NA

                                                                                            ----------------------------------
                                                                                            MAXIMUM   88.67    66.66   90.47
                                                                                            MEAN      51.64    44.24   58.97
                                                                                            MEDIAN    35.59    45.45   60.00
                                                                                            MINIMUM   30.67    20.62   26.45
                                                                                            ----------------------------------

PROJECT WHEEL II
--------------------------------------------------------------------------------
COMPARABLE TRANSACTIONS AND IMPLIED PREMIUMS PAID ANALYSIS -
DETAIL: GOING PRIVATE TRANSACTIONS
NON-STOCK DEALS
DEAL VALUE < $100 MILLION
% OWNED BEFORE ACQUIRING REMAINING INTEREST > 50%
ANNOUNCEMENT: 1/1/1998 - PRESENT

                                                                                1 DAY     1 WEEK   1 MONTH
                                                                               PREMIUM   PREMIUM   PREMIUM   CONSIDERATION
ANNOUNCEMENT           TARGET NAME                     ACQUIROR NAME             (%)       (%)       (%)       OFFERED
--------------------------------------------------------------------------------------------------------------------------
06/04/2001     Cobalt Group Inc               Warburg Pincus Equity Partners     79.5      84.2      70.7       Cash
12/20/2000     Vitaminshoppe.com Inc          Vitamin Shoppe Industries Inc     220.0     113.3     166.7       Cash
09/01/2000     Minolta-QMS Inc(Minolta Co)    Minolta Investments Co            100.0     100.0      95.9       Cash
07/20/2000     JLK Direct Distribution Inc    Kennametal Inc                     48.9      94.4      68.7       Cash
07/11/2000     In Home Health Inc             Manor Care Inc                     23.3      28.7      23.3       Cash
05/04/2000     Petroglyph Energy Inc          Intermountain Industries           42.5     107.3      75.4       Cash
01/31/2000     Thermo Optek Corp              Thermo Instrument Systems Inc       6.7      (5.1)     41.2       Cash
01/31/2000     ONIX Systems Inc               Thermo Instrument Systems Inc       2.9      16.1      38.5       Cash
01/19/2000     Conning Corp                   Metropolitan Life Insurance Co     15.6      38.9      52.1       Cash
12/08/1999     Robertson-Ceco Corp            Heico Companies LLC                46.0      43.8      41.5       Cash
06/04/1999     Intek Global Corp              Securicor Communications           32.1      26.9      22.1       Cash
05/21/1999     ThermoSpectra(Thermo Instr)    Thermo Instrument Systems Inc      39.1      43.8      61.0       Cash
05/05/1999     Thermo Power Corp              Thermo Electron Corp                5.5      (1.5)     41.2       Cash
04/29/1999     Killearn Properties Inc        Killearn Inc                       10.0      10.0       7.3       Cash
04/12/1999     Meadowcraft Inc                Investor Group                     65.0      63.3      77.8       Cash
03/09/1999     Sun Energy Partners LP         Kerr-McGee Corp                    41.6      43.8      50.9       Cash
03/08/1999     ENStar Inc                     Investor Group                     56.3      58.7      51.5       Cash
01/22/1999     Treadco Inc                    Arkansas Best Corp                 38.5      46.9      24.1       Cash
11/16/1998     Western Beef Inc               Cactus Acquisitions Inc            25.0      14.7      22.7       Cash
11/12/1998     Aquila Gas Pipeline Corp       UtiliCorp United Inc               23.1      17.4      68.4       Cash
10/21/1998     Capital Factors Holdings Inc   Union Planters Bk Nat Assoc         4.5       9.0       2.9       Cash
07/21/1998     Forum Retirement Partners LP   Forum Group(Crestline Capital)     24.3      24.3      24.3       Cash
03/31/1998     Thermo Voltek Corp             Thermedics(Thermo Electron)        45.5      60.0      40.0       Cash
03/05/1998     XLConnect Solutions Inc        Xerox Corp                        (11.1)     15.1      22.1       Cash
01/08/1998     Rayonier Timberlands LP        Rayonier Inc                       11.2      25.3      17.5       Cash

                                              ------------------------------------------------------------
                                              MAXIMUM                           220.0     113.3     166.7
                                              MEAN                               39.8      43.2      48.3
                                              MEDIAN                             32.1      38.9      41.2
                                              MINIMUM                           (11.1)     (5.1)      2.9
                                              ------------------------------------------------------------

                  COMPARABLE PUBLIC COMPANY ANALYSIS - DETAIL

PROJECT WHEEL II
Comparable Public Company Analysis - Detail: Small-Cap Auto Finance ($ in millions except per share)



                                                                                                     Average
                                                  LTM                             Net      Market     Daily      Stock
 Ticker                                         Quarter                  Net     Margin    Value      Volume     Price
 Symbol          Company                         Date     Revenues      Income    (%)    of Equity    (000s)    12/03/01
 ------          -------                         ----     --------      ------    ---    ---------    ------    --------
COMPARABLE COMPANY GROUP

CACC      CREDIT ACCEP CORP MICH                   9/01      $140.8       $27.6    19.6      $366.0      28.9       $8.70
ONYX      ONYX ACCEPTANCE CORP                     9/01       $61.8        $4.9     8.0       $24.1      11.9       $4.75
UACA      UNION ACCEPTANCE CORP  -CL A             9/01       $54.4      ($22.6)     NM      $156.1      16.8       $5.05
WFSI      WFS FINANCIAL INC                        9/01      $635.1       $65.8    10.4      $796.3      27.0      $22.87
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM                                                      $635.1       $65.8    19.6      $796.3
MEAN                                                         $223.0       $18.9    12.7      $335.6
MEDIAN                                                       $101.3       $16.3    10.4      $261.1
MINIMUM                                                       $54.4      ($22.6)    8.0       $24.1
-------------------------------------------------------------------------------------------------------------------------
UGLY      UGLY DUCKLING CORP                       9/01      $396.2 (1)   ($6.1)     NM       $31.5      28.0       $2.57



                                           12/03/01
                                             Stock
 Ticker                                    Price as     52 Week Price Range
                                           a % of 52    -------------------
 Symbol          Company                   Week High       Low        High
 ------          -------                   ---------       ---        ----
COMPARABLE COMPANY GROUP

CACC      CREDIT ACCEP CORP MICH          72.5%           $4.25 -   $12.00
ONYX      ONYX ACCEPTANCE CORP            64.4%           $2.50 -    $7.38
UACA      UNION ACCEPTANCE CORP  -CL A    53.4%           $3.75 -    $9.45
WFSI      WFS FINANCIAL INC               69.4%           $14.92 -   $32.97

MAXIMUM                                   72.5%
MEAN                                      64.9%
MEDIAN                                    66.9%
MINIMUM                                   53.4%

UGLY      UGLY DUCKLING CORP              46.0%           $2.00 -    $5.59

(1) Net of provision for credit losses and portfolio interest expense.

Project Wheel II
Comparable Public Company Analysis - Detail: Small-Cap Auto Finance ($ in millions except per share)



                                                       P/E Ratios                                             2001
                                              -----------------------------             Market     Market   Fiscal P/E
                                      Fiscal   Latest    2001      2002     Company     Value/     Value/    as a % of
                                       Year    Twelve   Calendar  Calendar   Value/     Tangible   Common   5-Year EPS
              Company                  End     Months    Year       Year     Revenue    Equity     Equity     Growth
              -------                  ---     ------    ----      ----     -------     ------    ------     ------

Comparable Company Group

CREDIT ACCEP CORP MICH                 12/00     13.6x    12.8x     11.4x       3.9x        1.3x     1.3x        71.1%
ONYX ACCEPTANCE CORP                   12/00      4.9x       NA        NA       4.9x        0.4x     0.4x           NA
UNION ACCEPTANCE CORP  -CL A            6/01      3.9x       NA        NA       4.4x        0.9x     0.9x           NA
WFS FINANCIAL INC                      12/00     10.4x    11.8x      8.6x       7.2x        1.8x     1.8x        62.4%

Maximum                                          13.6x    12.8x     11.4x       7.2x        1.8x     1.8x        71.1%
Mean                                              8.2x    12.3x     10.0x       5.1x        1.1x     1.1x        66.7%
Median                                            7.7x    12.3x     10.0x       4.6x        1.1x     1.1x        66.7%
Minimum                                           3.9x    11.8x      8.6x       3.9x        0.4x     0.4x        62.4%


UGLY DUCKLING CORP                     12/00        NM       NA        NA       0.2x        0.2x     0.2x           NA


                                        EPS Estimates
                                -------------------------------
                                            2001       2002
                                   EPS    Calendar   Calendar
              Company             (LTM)     Year       Year
              -------            -----     ----       ----

Comparable Company Group

CREDIT ACCEP CORP MICH             $0.64     $0.68     $0.76
ONYX ACCEPTANCE CORP               $0.96        NA        NA
UNION ACCEPTANCE CORP  -CL A       $1.28        NA        NA
WFS FINANCIAL INC                  $2.20     $1.93     $2.65

Maximum
Mean
Median
Minimum


UGLY DUCKLING CORP                ($0.45)       NA        NA

PROJECT WHEEL II

COMPARABLE PUBLIC COMPANY ANALYSIS - DETAIL: SMALL-CAP AUTO FINANCE

($ IN MILLIONS EXCEPT PER SHARE)

                                                                   FISCAL                                    FISCAL
                                                                  YEAR END                                  YEAR END
                                                                  COMPOUND                                  COMPOUND
                                                                  REVENUE %                                   EPS %
                                                                   GROWTH                                    GROWTH
                                                                   RATES                                      RATES      5-YEAR
                                              REVENUES            (-2 YEARS       EARNINGS PER SHARE        (-2 YEARS   ESTIMATED
                                       ------------------------     TO        --------------------------        TO         EPS %
                              LATEST     -2       -1     LATEST    LATEST       -2        -1      LATEST      LATEST      GROWTH
       COMPANY                 YEAR     YEARS    YEAR     YEAR      YEAR)      YEARS     YEAR      YEAR       YEAR)       RATE
       -------                 ----     -----    ----     ----      -----      -----     ----      ----       -----       ----
COMPARABLE COMPANY GROUP

CREDIT ACCEP CORP MICH         12/00   $142.3   $116.1   $123.8     (9.7)     $ 0.53    ($0.23)   $ 0.53       0.0        18.0
ONYX ACCEPTANCE CORP           12/00   $ 75.0   $107.2   $115.6     24.1      $ 0.95    $ 1.50    $ 1.00       2.6        15.0
UNION ACCEPTANCE CORP -CL A    6/01    $ 99.7   $110.3   $102.5      1.4      $ 1.08    $ 1.28    $ 0.30     (47.3)       17.5
WFS FINANCIAL INC              12/00   $191.3   $336.3   $498.8     61.5      ($0.64)   $ 1.91    $ 2.35        NM        19.0


MAXIMUM                                                             61.5                                       2.6        19.0
MEAN                                                                19.3                                     (14.9)       17.4
MEDIAN                                                              12.8                                       0.0        17.8
MINIMUM                                                             (9.7)                                    (47.3)       15.0


UGLY DUCKLING CORP             12/00   $332.5   $466.0   $604.9     34.9      $ 0.19    $ 0.57    $ 0.67      87.8        22.5

PROJECT WHEEL II

Comparable Public Company Analysis - Detail: Small-Cap Auto Finance

($ in millions except per share)

                                     Book Value
                               -------------------------
                                  FYE       Quarterly        Recent               Shares
                               Intangible  Stockholders'      Price            Outstanding               Market
      Company                    Assets      Equity         12/03/01    x         (000s)      =      Capitalization
      -------                    ------      ------         --------              ------             --------------
COMPARABLE COMPANY GROUP

CREDIT ACCEP CORP MICH         $    0.0    $  281.0         $   8.70              42,067               $  366.0
ONYX ACCEPTANCE CORP           $    0.0    $   62.8         $   4.75               5,078               $   24.1
UNION ACCEPTANCE CORP -CL A    $    0.0    $  173.6         $   5.05              30,915               $  156.1
WFS FINANCIAL INC              $    0.0    $  450.2         $  22.87              34,818               $  796.3






UGLY DUCKLING CORP             $   12.5    $  151.6         $   2.57              12,274               $   31.5

                                                   Latest Quarterly Data
                                 ----------------------------------------------------------------
                                                                                          Cash on
                                  Long-Term        Short-Term           Preferred         Balance            "Company
      Company               +       Debt      +       Debt        +       Stock    -       Sheet      =      Value"
      -------                       ----              ----                -----            -----             ------
COMPARABLE COMPANY GROUP

CREDIT ACCEP CORP MICH           $  231.0          $    0.0             $    0.0          $   42.4           $  554.6
ONYX ACCEPTANCE CORP             $  282.4          $    0.0             $    0.0          $    6.0           $  300.6
UNION ACCEPTANCE CORP -CL A      $  167.1          $    0.0             $    0.0          $   82.2           $  241.0
WFS FINANCIAL INC                $3,830.5          $    0.0             $    0.0          $   39.9           $4,586.9






UGLY DUCKLING CORP               $   74.2(1)       $    0.0             $    0.0          $    7.4           $   98.4

(1)      Debt excludes Portfolio Borrowings.

PROJECT WHEEL II
-------------------------------------------------------------------------------
Comparable Public Company Analysis - Detail: Car Dealers, New and Used
($ in millions except per share)



                                           LTM                                                           Net       Market
Ticker                                  Quarter                                              Net      Margin      Value
Symbol           Company                   Date     Revenues        EBITDA        EBIT      Income       (%)     of Equity
------           -------                   ----     --------        ------        ----      ------       ---     ---------

COMPARABLE COMPANY GROUP

AN        AUTONATION INC                   9/01    $19,542.4        $832.8       $689.6      $297.3       1.5    $3,607.1
SAH       SONIC AUTOMOTIVE INC  -CL A      9/01    $ 6,192.3        $221.3       $196.5      $ 70.4       1.1    $  784.6
UAG       UNITED AUTO GROUP INC            9/01    $ 5,843.8        $185.0       $153.5      $ 39.6       0.7    $  396.8
GPI       GROUP 1 AUTOMOTIVE INC           9/01    $ 3,797.6        $142.0       $125.1      $ 47.5       1.3    $  679.2
LAD       LITHIA MOTORS INC  -CL A         9/01    $ 1,755.6        $ 67.8        $58.9      $ 21.3       1.2    $  252.2
HCAR      HOMETOWN AUTO RETAILERS          9/01    $   268.5         ($3.3)       ($4.5)      ($5.1)       NM    $    4.9

----------------------------------------------------------------------------------------------------------------------------
MAXIMUM                                            $19,542.4        $832.8       $689.6      $297.3       1.5    $3,607.1
Mean                                               $ 6,233.4        $240.9       $203.2      $ 78.5       1.2    $  954.1
Median                                             $ 4,820.7        $163.5       $139.3      $ 43.6       1.2    $  538.0
Minimum                                            $   268.5         ($3.3)       ($4.5)      ($5.1)      0.7    $    4.9
----------------------------------------------------------------------------------------------------------------------------

UGLY      UGLY DUCKLING CORP               9/01    $   396.2 (1)    $ 14.3 (2)    ($0.1)(2)   ($6.1)       NM    $   31.5


                                                                12/03/01
                                         AVERAGE                 STOCK
                                          Daily      Stock      Price as    52 Week Price Range
Ticker                                   Volume      Price     a % of 52    -------------------
Symbol          Company                  (000s)     12/03/01   Week High      Low        High
------          -------                  ------     --------   ---------      ---        ----
COMPARABLE COMPANY GROUP

AN        AUTONATION INC                 1,089.9      $11.10    88.2%        $ 4.63 -   $12.59
SAH       SONIC AUTOMOTIVE INC  -CL A      226.9      $19.45    82.1%        $ 5.69 -   $23.69
UAG       UNITED AUTO GROUP INC             65.8      $16.99    77.4%        $ 6.00 -   $21.95
GPI       GROUP 1 AUTOMOTIVE INC           125.9      $29.86    85.3%        $ 8.06 -   $34.99
LAD       LITHIA MOTORS INC  -CL A          19.3      $19.50    91.2%        $11.25 -   $21.38
HCAR      HOMETOWN AUTO RETAILERS           11.8      $ 0.68    52.3%        $ 0.31 -   $ 1.30

---------------------------------------------------------------------------------------------
MAXIMUM                                                         91.2%
Mean                                                            79.4%
Median                                                          83.7%
Minimum                                                         52.3%
---------------------------------------------------------------------------------------------

UGLY      UGLY DUCKLING CORP                28.0      $ 2.57    46.0%        $ 2.00 - $ 5.59


(1) Net of provision for credit losses and portfolio interest expense.
(2) Excludes portfolio interest expense.

PROJECT WHEEL II
-------------------------------------------------------------------------------
COMPARABLE PUBLIC COMPANY ANALYSIS - DETAIL: CAR DEALERS, NEW AND USED
($ in millions except per share)

                                                             P/E Ratios
                                                  --------------------------------
                                        Fiscal       Latest       2001        2002       Company      Company       Company
                                         Year        Twelve     Calendar    Calendar     Value/        Value/       Value/
           Company                        End        Months       Year        Year       Revenue       EBITDA        EBIT
           -------                        ---        ------       ----        ----       -------       ------        ----

COMPARABLE COMPANY GROUP

AUTONATION INC                            12/00       12.6x      13.1x       11.1x         0.2x          5.0x         6.0x
SONIC AUTOMOTIVE INC  -CL A               12/00       11.4x      10.7x        8.7x         0.3x          7.6x         8.6x
UNITED AUTO GROUP INC                     12/00       14.2x      13.3x       12.1x         0.3x          8.2x         9.9x
GROUP 1 AUTOMOTIVE INC                    12/00       12.9x      13.4x       10.9x         0.3x          7.6x         8.7x
LITHIA MOTORS INC  -CL A                  12/00       12.6x      13.2x       10.9x         0.3x          8.0x         9.2x
HOMETOWN AUTO RETAILERS                   12/00          NM         NA          NA         0.2x            NM           NM

----------------------------------------------------------------------------------------------------------------------------
MAXIMUM                                               14.2x      13.4x       12.1x         0.3x          8.2x         9.9x
MEAN                                                  12.7x      12.7x       10.8x         0.2x          7.3x         8.5x
MEDIAN                                                12.6x      13.2x       10.9x         0.3x          7.6x         8.7x
MINIMUM                                               11.4x      10.7x        8.7x         0.2x          5.0x         6.0x
----------------------------------------------------------------------------------------------------------------------------

UGLY DUCKLING CORP                        12/00          NM         NA          NA         0.2x          6.9x           NM


                                                                          2001                EPS Estimates
                                               Market       Market     Fiscal P/E    ---------------------------------
                                               Value/       Value/      as a % of                  2001         2002
                                              Tangible      Common     5-Year EPS       EPS      Calendar     Calendar
           Company                             Equity       Equity       Growth        (LTM)       Year         Year
           -------                             ------       ------       ------        -----       ----         ----

COMPARABLE COMPANY GROUP

AUTONATION INC                                   3.8x        0.9x             NA      $0.88       $0.85        $1.00
SONIC AUTOMOTIVE INC  -CL A                        NM        1.6x          62.1%      $1.70       $1.81        $2.24
UNITED AUTO GROUP INC                              NM        0.8x          96.2%      $1.20       $1.28        $1.40
GROUP 1 AUTOMOTIVE INC                             NM        2.5x          69.4%      $2.31       $2.23        $2.73
LITHIA MOTORS INC  -CL A                         4.0x        1.3x             NA      $1.55       $1.48        $1.79
HOMETOWN AUTO RETAILERS                          1.0x        0.2x             NA     ($0.73)         NA           NA

---------------------------------------------------------------------------------------------------------------------
MAXIMUM                                          4.0X        2.5X          96.2%
MEAN                                             2.9x        1.2x          75.9%
MEDIAN                                           3.8x        1.1x          69.4%
MINIMUM                                          1.0x        0.2x          62.1%
---------------------------------------------------------------------------------------------------------------------

UGLY DUCKLING CORP                               0.2x        0.2x             NA     ($0.45)         NA           NA

PROJECT WHEEL II
-------------------------------------------------------------------------------
COMPARABLE PUBLIC COMPANY ANALYSIS - DETAIL: CAR DEALERS, NEW AND USED
($ in millions except per share)

                                                                                           Fiscal Year End
                                                                                              Compound
                                                                                              Revenue %
                                                                 Revenues                   Growth Rates
                                          Latest   -------------------------------------    (-2 Years to
           Company                        Year     -2 Years      -1 Year    Latest Year     Latest Year)
           -------                        ----     --------      -------    -----------     ------------

COMPARABLE COMPANY GROUP

AUTONATION INC                             12/00    $12,664.6    $20,111.8    $20,609.6           26.0
SONIC AUTOMOTIVE INC  -CL A                12/00    $ 1,603.7    $ 3,350.8    $ 6,052.5           94.3
UNITED AUTO GROUP INC                      12/00    $ 3,343.1    $ 4,022.5    $ 4,884.0           20.9
GROUP 1 AUTOMOTIVE INC                     12/00    $ 1,630.1    $ 2,508.3    $ 3,586.1           48.3
LITHIA MOTORS INC  -CL A                   12/00    $   714.7    $ 1,242.7    $ 1,658.6           52.3
HOMETOWN AUTO RETAILERS                    12/00    $   121.5    $   285.5    $   279.8           51.8

--------------------------------------------------------------------------------------------------------
MAXIMUM                                                                                           94.3
MEAN                                                                                              48.9
MEDIAN                                                                                            50.0
MINIMUM                                                                                           20.9
--------------------------------------------------------------------------------------------------------

UGLY DUCKLING CORP                         12/00    $   332.5    $   466.0    $  604.9           18.4


                                                                            Fiscal Year End
                                                                              Compound
                                                                               EPS %             5-Year
                                               Earnings Per Share             Growth Rates       Estimated
                                         ------------------------------       (-2 Years to         EPS %
           Company                       -2 Years  -1 Year  Latest Year       Latest Year)       Growth Rate
           -------                       --------  -------  -----------       ------------       -----------

COMPARABLE COMPANY GROUP

AUTONATION INC                             $ 1.06    $0.66      $0.91                (7.3)             NA
SONIC AUTOMOTIVE INC  -CL A                $ 0.74    $1.27      $1.69                51.1            17.3
UNITED AUTO GROUP INC                      ($0.04)   $1.04      $1.02                  NM            13.8
GROUP 1 AUTOMOTIVE INC                     $ 1.16    $1.55      $1.88                27.3            19.3
LITHIA MOTORS INC  -CL A                   $ 1.14    $1.60      $1.76                24.3              NA
HOMETOWN AUTO RETAILERS                    ($0.28)   $0.13     ($0.60)                 NM              NA

----------------------------------------------------------------------------------------------------------
MAXIMUM                                                                              51.1            19.3
MEAN                                                                                 23.8            16.8
MEDIAN                                                                               25.8            17.3
MINIMUM                                                                              (7.3)           13.8
----------------------------------------------------------------------------------------------------------

UGLY DUCKLING CORP                         $ 0.19    $0.57      $0.67                87.8            22.5

PROJECT WHEEL II
-------------------------------------------------------------------------------
COMPARABLE PUBLIC COMPANY ANALYSIS - DETAIL: CAR DEALERS, NEW AND USED
($ in millions except per share)

                                                  Book Value
                                          ---------------------------
                                              FYE        Quarterly        Recent        Shares
                                          Intangible   Stockholders'      Price      Outstanding       Market
                Company                     Assets        Equity         12/03/01  x    (000s)    = Capitalization
                -------                     ------        ------         --------       ------      --------------

COMPARABLE COMPANY GROUP

AUTONATION INC                               $2,920.2       $3,878.5        $11.10        324,967        $3,607.1
SONIC AUTOMOTIVE INC  -CL A                  $  668.8       $  489.9        $19.45         40,337        $  784.6
UNITED AUTO GROUP INC                        $  664.5       $  494.0        $16.99         23,354        $  396.8
GROUP 1 AUTOMOTIVE INC                       $  285.9       $  275.8        $29.86         22,745        $  679.2
LITHIA MOTORS INC  -CL A                     $  133.9       $  196.5        $19.50         12,934        $  252.2
HOMETOWN AUTO RETAILERS                      $   24.8       $   29.9        $ 0.68          7,175        $    4.9






UGLY DUCKLING CORP                           $   12.5       $  151.6         $2.57         12,274        $   31.5




                                                         Latest Quarterly Data
                                           --------------------------------------------------
                                                                                      Cash on
                                           Long-Term     Short-Term   Preferred       Balance       "Company
                Company                 +   Debt       +    Debt    +   Stock     -    Sheet    =    Value"
                -------                     ----            ----        -----          -----         ------

COMPARABLE COMPANY GROUP

AUTONATION INC                               $611.3            $8.3      $0.0        $ 89.1       $4,137.6
SONIC AUTOMOTIVE INC  -CL A                  $448.9          $559.9      $0.0        $103.4       $1,690.0
UNITED AUTO GROUP INC                        $463.6          $669.1      $0.0        $  4.7       $1,524.8
GROUP 1 AUTOMOTIVE INC                       $100.5          $450.2      $0.0        $147.4       $1,082.4
LITHIA MOTORS INC  -CL A                     $ 73.3          $252.0      $5.8        $ 43.5       $  539.9
HOMETOWN AUTO RETAILERS                      $  8.5          $ 32.9      $0.0        $  4.1       $   42.3




UGLY DUCKLING CORP                           $ 74.2(1)       $  0.0      $0.0        $  7.4        $  98.4


(1) Debt excludes Portfolio Borrowings.

Project Wheel II

Comparable Public Company Analysis - Detail: Used Car Dealers
($ in millions except per share)

                                                     LTM                                                                       Net
   Ticker                                          Quarter                                                        Net         Margin
   Symbol                    Company                 Date         Revenues        EBITDA          EBIT           Income        (%)
------------------------------------------------------------------------------------------------------------------------------------
Comparable Company Group

KMX           CIRCUIT CITY STRS CARMAX GRP           8/01         $2,849.9         $140.3        $122.0          $69.3        2.4
CNGR          CROWN GROUP INC                        7/01           $340.4          $37.1         $33.4           $4.4        1.3
SCHA          SMART CHOICE AUTO GRP                  7/01           $215.0          $13.5         $11.7          ($3.7)        NM

------------------------------------------------------------------------------------------------------------------------------------
Maximum                                                           $2,849.9         $140.3        $122.0          $69.3        2.4
Mean                                                              $1,135.1          $63.6         $55.7          $23.3        1.9
Median                                                              $340.4          $37.1         $33.4           $4.4        1.9
Minimum                                                             $215.0          $13.5         $11.7          ($3.7)       1.3
------------------------------------------------------------------------------------------------------------------------------------

UGLY          UGLY DUCKLING CORP                     9/01           $396.2 (1)      $14.3 (2)     ($0.1)(2)      ($6.1)        NM

                                                                                            12/03/01
                                                                Average                       Stock
                                                   Market        Daily          Stock       Price as           52 Week Price Range
   Ticker                                           Value        Volume         Price       a % of 52         --------------------
   Symbol                    Company              of Equity      (000s)       12/03/01      Week High         Low             High
------------------------------------------------------------------------------------------------------------------------------------
Comparable Company Group

KMX           CIRCUIT CITY STRS CARMAX GRP          $725.4        300.5         $20.00        95.2%          $3.69  -        $21.00
CNGR          CROWN GROUP INC                        $33.7         18.2          $5.00        83.3%          $3.10  -         $6.00
SCHA          SMART CHOICE AUTO GRP                   $2.9          1.0          $0.30        20.9%          $0.28  -         $1.44

------------------------------------------------------------------------------------------------------------------------------------
Maximum                                             $725.4                                    95.2%
Mean                                                $254.0                                    66.5%
Median                                               $33.7                                    83.3%
Minimum                                               $2.9                                    20.9%
------------------------------------------------------------------------------------------------------------------------------------

UGLY          UGLY DUCKLING CORP                     $31.5         28.0          $2.57        46.0%          $2.00  -         $5.59


(1) Net of provision for credit losses and portfolio interest expense.
(2) Excludes portfolio interest expense.

Project Wheel II

Comparable Public Company Analysis - Detail: Used Car Dealers
($ in millions except per share)

                                                                       P/E Ratios
                                                           -----------------------------------
                                             Fiscal        Latest         2001          2002           Company          Company
                                              Year         Twelve        Calendar     Calendar          Value/           Value/
                        Company               End          Months         Year          Year           Revenue           EBITDA
--------------------------------------------------------------------------------------------------------------------------------
Comparable Company Group

CIRCUIT CITY STRS CARMAX GRP                  2/01          31.3x        27.8x          23.0x            0.2x             5.0x
CROWN GROUP INC                               4/01           8.5x           NA             NA            0.7x             6.6x
SMART CHOICE AUTO GRP                         4/01             NM           NA             NA            0.7x            11.8x

--------------------------------------------------------------------------------------------------------------------------------
Maximum                                                     31.3x        27.8x          23.0x            0.7x            11.8x
Mean                                                        19.9x        27.8x          23.0x            0.6x             7.8x
Median                                                      19.9x        27.8x          23.0x            0.7x             6.6x
Minimum                                                      8.5x        27.8x          23.0x            0.2x             5.0x
--------------------------------------------------------------------------------------------------------------------------------

UGLY DUCKLING CORP                           12/00             NM           NA             NA            0.2x             6.9x

                                                                              2001                  EPS Estimates
                                                   Market      Market      Fiscal P/E     ----------------------------------
                               Fiscal  Company     Value/      Value/      as a % of                    2001          2002
                               Year     Value/    Tangible     Common      5-Year EPS      EPS        Calendar      Calendar
         Company               End       EBIT      Equity      Equity        Growth       (LTM)         Year          Year
----------------------------------------------------------------------------------------------------------------------------
Comparable Company Group

CIRCUIT CITY STRS CARMAX GRP            5.8x         1.7x        1.6x           NA         $0.64       $0.72          $0.87
CROWN GROUP INC                         7.3x         0.7x        0.6x           NA         $0.59          NA             NA
SMART CHOICE AUTO GRP                  13.6x         0.3x        0.2x           NA        ($0.38)         NA             NA

----------------------------------------------------------------------------------------------------------------------------
Maximum                                13.6x         1.7x        1.6x
Mean                                    8.9x         0.9x        0.8x
Median                                  7.3x         0.7x        0.6x
Minimum                                 5.8x         0.3x        0.2x
----------------------------------------------------------------------------------------------------------------------------

UGLY DUCKLING CORP                        NM         0.2x        0.2x           NA        ($0.45)         NA             NA

Project Wheel II

Comparable Public Company Analysis - Detail: Used Car Dealers
($ in millions except per share)

                                                                                                                     Fiscal Year End
                                                                                                                        Compound
                                                                                                                        Revenue %
                                                                               Revenues                               Growth Rates
                                               Latest        --------------------------------------------             (-2 Years to
                        Company                 Year         -2 Years          -1 Year        Latest Year             Latest Year)
------------------------------------------------------------------------------------------------------------------------------------
Comparable Company Group

CIRCUIT CITY STRS CARMAX GRP                    2/01         $1,466.3         $2,015.0          $2,501.0                  17.2
CROWN GROUP INC                                 4/01           $111.3           $237.6            $342.8                  75.5
SMART CHOICE AUTO GRP                           4/01            $70.7           $130.6            $221.9                  77.1

------------------------------------------------------------------------------------------------------------------------------------
Maximum                                                                                                                   77.1
Mean                                                                                                                      56.6
Median                                                                                                                    75.5
Minimum                                                                                                                   17.2
------------------------------------------------------------------------------------------------------------------------------------

UGLY DUCKLING CORP                             12/00           $332.5           $466.0            $604.9                  18.4

                                                                                                 Fiscal Year End
                                                                                                     Compound
                                                                                                       EPS %            5-Year
                                                           Earnings Per Share                       Growth Rates       Estimated
                                                ----------------------------------------            (-2 Years to         EPS %
                        Company                 -2 Years        -1 Year      Latest Year            Latest Year)      Growth Rate
---------------------------------------------------------------------------------------------------------------------------------
Comparable Company Group

CIRCUIT CITY STRS CARMAX GRP                      ($0.24)        $0.01          $0.43                      NM               NA
CROWN GROUP INC                                    $1.68         $1.54          $0.74                   (33.6)            28.0
SMART CHOICE AUTO GRP                           ($197.11)        $0.37         ($0.06)                     NM               NA

-------------------------------------------------------------------------------------------------------------------------------
Maximum                                                                                                 (33.6)            28.0
Mean                                                                                                    (33.6)            28.0
Median                                                                                                  (33.6)            28.0
Minimum                                                                                                 (33.6)            28.0
-------------------------------------------------------------------------------------------------------------------------------

UGLY DUCKLING CORP                                 $0.19         $0.57          $0.67                    87.8             22.5

Project Wheel II

Comparable Public Company Analysis - Detail: Used Car Dealers
($ in millions except per share)


                                                  Book Value
                                       --------------------------------
                                          FYE               Quarterly        Recent              Shares
                                       Intangible         Stockholders'      Price             Outstanding              Market
            Company                      Assets               Equity        12/03/01     x       (000s)        =    Capitalization
-----------------------------------------------------------------------------------------------------------------------------------
Comparable Company Group

CIRCUIT CITY STRS CARMAX GRP              $25.2                $449.0       $20.00                36,272                 $725.4
CROWN GROUP INC                            $8.9                 $59.2        $5.00                 6,735                  $33.7
SMART CHOICE AUTO GRP                      $2.1                 $13.8        $0.30                 9,762                   $2.9



UGLY DUCKLING CORP                        $12.5                $151.6        $2.57                12,274                  $31.5


                                                                Latest Quarterly Data
                                        ----------------------------------------------------------------
                                                                                                Cash on
                                          Long-Term           Short-Term       Preferred        Balance          "Company
            Company            +             Debt       +        Debt      +     Stock    -      Sheet      =     Value"
-------------------------------------------------------------------------------------------------------------------------
Comparable Company Group

CIRCUIT CITY STRS CARMAX GRP                  $0.8                 $1.4          $0.0            $24.6             $703.0
CROWN GROUP INC                             $196.0                $16.6          $0.0             $2.2             $244.1
SMART CHOICE AUTO GRP                       $147.4                 $9.7          $0.0             $0.9             $159.2



UGLY DUCKLING CORP                           $74.2 (1)             $0.0          $0.0             $7.4              $98.4



(1) Debt excludes Portfolio Borrowings.